UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 21, 2006

                             BROOKLINE BANCORP, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-23695                  04-3402944
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(State or Other Jurisdiction)     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


160 Washington Street, Brookline, Massachusetts                        02447
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   (Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (617) 730-3500
                                                    --------------


                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
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Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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     (e) On  December  21,  2006  the  Compensation  Committee  of the  Board of
Directors approved an amendment to the non-qualified supplemental retirement income agreements (the "SERPs") previously entered into between the Bank and Mr. Richard P. Chapman, Jr., Chief Executive Officer of Brookline Bank (President and Chief Executive Officer of the Company), and Charles H. Peck, President of Brookline Bank (Executive Vice President of the Company). The SERPs provide for retirement benefits to the executives equal to 70% of their average annual compensation (based on the highest three years in the prior ten year period), reduced by amounts payable under the Bank's pension plan and one-half of social security benefits. The amendments were necessary to clarify that the annual "compensation" on which the retirement benefit is based includes salary and bonus, but excludes all except a limited amount ($20,000 for Mr. Chapman and $10,000 for Mr. Peck) of other items that may be considered compensation for purposes of federal income taxes (such as vested restricted stock shares and the "spread" realized in connection with option exercises). In addition, certain provisions relating to early retirement and disability benefits were eliminated as unnecessary. The change in annual expense relating to these plan amendments is not expected to be material to the Bank's financial statements.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       BROOKLINE BANCORP, INC.


DATE: December 22, 2006                By: /s/ Richard P. Chapman, Jr.
                                           -------------------------------------
                                           Richard P. Chapman, Jr.
                                           President and Chief Executive Officer